EXHIBIT 21

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES
SUBSIDIARIES OF THE REGISTRANT

1	2103393 Ontario, Inc., a 100%-owned foreign subsidiary, incorporated in Canada
2	AMGH, a 100%-owned foreign subsidiary, incorporated in France
3	APEI UK Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
4	APEI Unlimited IOM, a 100%-owned foreign subsidiary, incorporated in Isle of Man
5	Beteiligungen Sonoco Deutschland Vermogensverwaltungsgesellschaft mbh, a 100%-owned foreign subsidiary, incorporated in Germany
6	Can Packaging SAS, a 100%-owned foreign subsidiary, incorporated in France
7	Cap Liners Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
8	Capseals Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
9	Capseals Liners Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
10	Cascades Sonoco Inc. (fka Cascades Conversion Inc), a 50%-owned foreign subsidiary, incorporated in Canada
11	Clear Lam Flexible Films (Nanjing) Co., Ltd., a 100%-owned foreign subsidiary, incorporated in China
12	Clear Pack Company, a 100%-owned domestic subsidiary, incorporated in Illinois
13	Colombiana P.M., LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
14	Conitex Sonoco (Mexico), S. de R.L. de C.V., a 100% owned foreign subsidiary, incorporated in Mexico
15	Conitex Sonoco Hellas S.A., a 100% owned foreign subsidiary, incorporated in Greece
16	Conitex Sonoco Holding B.V., a 100% owned foreign subsidiary, incorporated in the Netherlands
17	Conitex Sonoco India Pvt. Ltd., a 100% owned foreign subsidiary, incorporated in India
18	Conitex Sonoco N.V., a 100%-owned foreign subsidiary, incorporated in Antilles
19	Conitex Sonoco Shanghai Ltd., a 100% owned foreign subsidiary, incorporated in China
20	Conitex Sonoco Suzhou Co. Ltd., a 100% owned foreign subsidiary, incorporated in China
21	Conitex Sonoco Taiwan Ltd., a 100% owned foreign subsidiary, incorporated in Taiwan
22	Conitex Sonoco USA, Inc., a 100%-owned domestic subsidiary, incorporated in North Carolina
23	Conitex Sonoco, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
24	Convex Mold, Inc., a 100%-owned domestic subsidiary, incorporated in Michigan
25	Corenso North America, a 100%-owned domestic subsidiary, incorporated in Delaware
26	Corenso Richmond, LLC a 100%-owned domestic subsidiary, incorporated in Delaware
27	Corepak Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
28	CP Acquisition, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
29	Engraph Puerto Rico, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
30	Fair Lawn Packaging Services, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
31	Friarsgate Studio Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
32	Graffo Paranaense De Embalagens, S.A., a 66.67%-owned foreign subsidiary, incorporated in Brazil
33	Grove Mill Paper Company Limited, a 99.9%-owned foreign subsidiary, incorporated in the United Kingdom
34	Gunther of America, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
35	Hartsville Corrugating, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
36	Heathfield Reels Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
37	Highland Packaging Solutions, LLC, a 100%-owned domestic subsidiary, incorporated in Florida
38	Industrial Machine Co., Inc., a 100%-owned domestic subsidiary, incorporated in Missouri
39	Inversiones Sonoco Limitada, a 100%-owned foreign subsidiary, incorporated in Chile
40	Italtubetti, SpA, a 100% owned foreign subsidiary, incorporated in Italy
41	Laminar Medica (CE) s.r.o., a 100%-owned foreign subsidiary, incorporated in the Czech Republic
42	Laminar Medica Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
43	Manufacturas Sonoco, S.A. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
44	Nathaniel Lloyd & Company Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES
SUBSIDIARIES OF THE REGISTRANT

45	OOO Sonoco Alcore (fka ZAO Sonoco Alcore), a 100%-owned foreign subsidiary, incorporated in Russia
46	Packaging Holdings, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
47	Papcor (Dezhou) Packaging Material Co. Ltd., a 50% owned foreign subsidiary, incorporated in China
48	Papertech Dezhou Co. Ltd., a 100% owned foreign subsidiary, incorporated in China
49	Papertech SL, a 100% owned foreign subsidiary, incorporated in Spain
50	Peninsula Packaging, LLC, a 100%-owned domestic subsidiary, incorporated in California
51	PenPack, LLC, a 100%-owned domestic subsidiary, incorporated in California
52	Penpack, S. de R.L. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
53	PT Conitex Sonoco, a 100% owned foreign subsidiary, incorporated in Indonesia
54	PT Papcor Asia Pacific, a 50% owned foreign subsidiary, incorporated in Indonesia
55	PT Papertech Indonesia, a 100% owned foreign subsidiary, incorprated in Indonesia
56	PT Sonoco Indonesia, a 98.33%-owned foreign subsidiary, incorporated in Indonesia
57	SAS Du Lagon, a 100%-owned foreign subsidiary, incorporated in France
58	SCI Lagon Quest, a 100%-owned foreign subsidiary, incorporated in France
59	Sebro Plastics, Inc., a 100%-owned domestic subsidiary, incorporated in Michigan
60	SMB GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
61	Sonoco (Shanghai) Co., Ltd, a 98.33%-owned foreign subsidiary, incorporated in China
62	Sonoco (Taicang) Packaging Co., Ltd, a 98.33%-owned foreign subsidiary, incorporated in China
63	Sonoco (Weifang) Packaging Company, Ltd., a 98.33%-owned foreign subsidiary, incorporated in China
64	Sonoco Absorbent Technologies Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
65	Sonoco Absorbent Technologies, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
66	Sonoco Alcore - Demolli S.r.l., a 100%-owned foreign subsidiary, incorporated in Italy
67	Sonoco Alcore AB, a 100%-owned foreign subsidiary, incorporated in Sweden
68	Sonoco Alcore GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
69	Sonoco Alcore N.V., a 100%-owned foreign subsidiary, incorporated in Belgium
70	Sonoco Alcore Nederland B.V., a 100%-owned foreign subsidiary, incorporated in the Netherlands
71	Sonoco Ambalaj Sanayi Ve Ticaret Limited Sirketi, a 100%-owned foreign subsidiary, incorporated in Turkey
72	Sonoco Asia Holding S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg
73	Sonoco Asia Management Company, L.L.C., a 95.91%-owned domestic subsidiary, incorporated in Delaware
74	Sonoco Asia, L.L.C., a 98.33%-owned domestic subsidiary, incorporated in Delaware
75	Sonoco Australia Pty Ltd, a 100%-owned foreign subsidiary, incorporated in Australia
76	Sonoco Board Mills Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
77	Sonoco Bonmati, S.A.U., a 100%-owned foreign subsidiary, incorporated in Spain
78	Sonoco Canada Corporation, a 100%-owned foreign subsidiary, incorporated in Canada
79	Sonoco Capseals Liners Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
80	Sonoco Comercial, S. de R.L. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
81	Sonoco Consumer Products Dordrecht B.V. (fka Dorpak B.V.), a 100%-owned foreign subsidiary, incorporated in Netherlands
82	Sonoco Consumer Products Europe GmbH (fka Weidenhammer Packaging Group GmbH), a 100%-owned foreign subsidiary, incorporated in Germany
83	Sonoco Consumer Products Hellas S.A. (fka Weidenhammer Hellas S.A.), a 100%-owned foreign subsidiary, incorporated in Greece
84	Sonoco Consumer Products Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
85	Sonoco Consumer Products Mechelen BVBA (fka Weidenhammer Belgium BVBA), a 100%-owned foreign subsidiary, incorporated in Belgium
86	Sonoco Consumer Products Montanay SAS (fka Neuvibox SAS), a 100%-owned foreign subsidiary, incorporated in France
87	Sonoco Consumer Products Poland Sp. Z.O.O., a 100%-owned foreign subsidiary, incorporated in Poland
88	Sonoco Consumer Products SAS, a 100%-owned foreign subsidiary, incorporated in France

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES
SUBSIDIARIES OF THE REGISTRANT

89	Sonoco Consumer Products South Africa (PTY) Ltd., a 100%-owned foreign subisidiary, incorporated in South Africa
90	Sonoco Consumer Products Zwenkau GmbH (fka fka Weidenhammer Plastice Packaging GmbH), a 100%-owned foreign subsidiary, incorporated in Germany
91	Sonoco Cores and Paper Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
92	Sonoco D & P, LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina
93	Sonoco D and P York, LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina
94	Sonoco de Colombia Ltda, a 100%-owned foreign subsidiary, incorporated in Colombia
95	Sonoco Deutschland GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
96	Sonoco Deutschland Holdings GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
97	Sonoco Development, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina
98	Sonoco Display and Packaging, LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina
99	Sonoco do Brasil Participacoes Ltda, a 100%-owned foreign subsidiary, incorporated in Brazil
100	Sonoco do Brazil Ltda, a 100%-owned foreign subsidiary, incorporated in Brazil
101	Sonoco Elk Grove, Inc., a 100%-owned domestic subsidiary, incorporated in Illinois
102	Sonoco Embalagens Ltda. (fka Sonoco Embalagens S.A.), a 100%-owned foreign subsidiary, incorporated in Brazil
103	Sonoco Europe Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
104	Sonoco Flexible Packaging Canada Corporation, a 100%-owned foreign subsidiary, incorporated in Canada
105	Sonoco Flexible Packaging Co., Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina
106	Sonoco Graphics India Private Limited, a 71.02%-owned foreign subsidiary, incorporated in India
107	Sonoco Hickory, Inc., a 100%-owned domestic subsidiary, incorporated in North Carolina
108	Sonoco Holdings UK Limited, a 100%-owned domestic subsidiary, dually incorporated in Delaware and in the United Kingdom
109	Sonoco Holdings, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
110	Sonoco Hutchinson, LLC, a 100%-owned domestic subsidiary, incorporated in Kansas
111	Sonoco Iberia, S.L.U., a 100%-owned foreign subsidiary, incorporated in Spain
112	Sonoco International Holdings GmbH, a 100%-owned foreign subsidiary, incorporated in Switzerland
113	Sonoco IPD France SAS, a 100%-owned foreign subsidiary, incorporated in France
114	Sonoco JV GmbH & Co. KG, a 100%-owned foreign subsidiary, incorporated in Germany
115	Sonoco Kaiping Packaging Co. Ltd., a 98.33%-owned foreign subsidiary, incorporated in China
116	Sonoco Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
117	Sonoco Luxembourg Holding S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg
118	Sonoco Luxembourg S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg
119	Sonoco Milnrow, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
120	Sonoco Netherlands Holding II BV, a 100%-owned foreign subsidiary, incorporated in the Netherlands
121	Sonoco Netherlands Holding III BV, a 100%-owned foreign subsidiary, incorporated in the Netherlands
122	Sonoco New Zealand Limited, a 100%-owned foreign subsidiary, incorporated in New Zealand
123	Sonoco of Puerto Rico,Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina
124	Sonoco Operadora S. de R.L. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
125	Sonoco Packaging Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
126	Sonoco Packaging Tapes Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
127	Sonoco Paper Mill & IPD Hellas SA, a 100%-owned foreign subsidiary, incorporated in Greece
128	Sonoco Paperboard Group, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
129	Sonoco Partitions, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina
130	Sonoco Phoenix, LLC, a 100%-owned domestic subsidiary, incorporated in Ohio
131	Sonoco Pina, S.A.U., a 100%-owned foreign subsidiary, incorporated in Spain
132	Sonoco Plastics B.V., a 100%-owned foreign subsidiary, incorporated in the Netherlands
133	Sonoco Plastics Canada ULC, a 100%-owned foreign subsidiary, incorporated in Canada

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES
SUBSIDIARIES OF THE REGISTRANT

134	Sonoco Plastics Germany GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
135	Sonoco Plastics, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
136	Sonoco Poland Holdings B.V., a 100%-owned foreign subsidiary, incorporated in the Netherlands
137	Sonoco Polysack A/S, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina
138	Sonoco Polysack Limited, a 100%-owned domestic subsidiary, dually incorporated in South Carolina and in the United Kingdom
139	Sonoco Products Company UK, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
140	Sonoco Products Malaysia Sdn Bhd, a 98.33%-owned foreign subsidiary, incorporated in Malaysia
141	Sonoco Protective Solutions, Inc., a 100%-owned domestic subsidiary, incorporated in Pennsylvania
142	Sonoco Recycling - International Trade Group, LLC (fka Reparco USA, Inc.), a 100%-owned domestic subsidiary, incorporated in California
143	Sonoco Recycling, LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina
144	Sonoco Reels Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
145	Sonoco Retail Packaging S. de R.L. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
146	Sonoco SAS, a 100%-owned foreign subsidiary, incorporated in France
147	Sonoco Saudi Limited Company, a 51%-owned foreign subsidiary, incorporated in Saudi Arabia
148	Sonoco Services, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
149	Sonoco Singapore Pte. Ltd., a 98.33%-owned foreign subsidiary, incorporated in Singapore
150	Sonoco Taiwan Ltd, a 98.33%-owned foreign subsidiary, incorporated in Taiwan
151	Sonoco TEQ LLC , a 100%-owned domestic subsidiary, incorporated in Delaware
152	Sonoco TEQ Holdings Ltd, a 100%-owned foreign subsidiary, incorporated in United Kingdom
153	Sonoco TEQ Ltd, a 100%-owned foreign subsidiary, incorporated in United Kingdom
154	Sonoco TEQ Sp. Z.o.o, a 100%-owned foreign subsidiary, incorporated in Poland
155	Sonoco Thailand Ltd, a 98.33%-owned foreign subsidiary, incorporated in Thailand
156	Sonoco UK Leasing Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
157	Sonoco Venezolana, C.A., a 90%-owned foreign subsidiary, incorporated in Venezuela
158	Sonoco Venture International Holdings GmbH, a 100%-owned foreign subsidiary, incorporated in Switzerland
159	Sonoco Ventures UK Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
160	Sonoco Wisconsin Rapids, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
161	Sonoco Wisconsin Rapids Paper Mill, LLC a 100%-owned domestic subsidiary, incorporated in Delaware
162	Sonoco Wisconsin Rapids Core Plant, LLC a 100%-owned domestic subsidiary, incorporated in Delaware
163	Sonoco Yatai Pinghu Packaging Co Ltd, a 98.33%-owned foreign subsidiary, incorporated in China
164	Sonoco, S.A. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
165	Sonoco-Alcore AS, a 100%-owned foreign subsidiary, incorporated in Norway
166	Sonoco-Alcore Ou, a 100%-owned foreign subsidiary, incorporated in Estonia
167	Sonoco-Alcore Oy, a 100%-owned foreign subsidiary, incorporated in Finland
168	Sonoco-Alcore S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg
169	Sonoco-Alcore Sp. Z.O.O., a 100%-owned foreign subsidiary, incorporated in Poland
170	Sonoco-Engraph Puerto Rico, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
171	SPC Capital Management, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
172	SPC Liquidation, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
173	SPC Management, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
174	SPC Resources, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
175	SR Holdings of the Carolinas, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
176	Tegrant Alloyd Brands, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
177	Tegrant Corporation, a 100%-owned domestic subsidiary, incorporated in Delware
178	Tegrant de Mexico, S.A. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES
SUBSIDIARIES OF THE REGISTRANT

179	Tegrant International, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
180	Tegrant Property Holdings, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
181	ThermoSafe Brands Asia PTE, LTD., a 100%-owned foreign subsidiary, incorporated in Singapore
182	ThermoSafe Brands Europe Ltd., a 100%-owned foreign subsidiary, incorporated in Ireland
183	TPT Board Mills Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
184	TPT Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
185	Trident Graphics Canada Corporation, a 100%-owned foreign subsidiary, incorporated in Canada
186	Trident Graphics NA LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina
187	U.S. Paper Mills Corp., a 100%-owned domestic subsidiary, incorporated in Wisconsin
188	Unit Reels & Drums Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
189	Weidenhammer Chile Ltda., a 65%-owned foreign subsidiary, incorporated in Chile
190	Weidenhammer UK Ltd., 100%-owned foreign subsidiary, incorporated in the United Kingdom
191	Wisenberg U.S., Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina